SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

May 8, 2007

ENTERTAINMENT, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13638	13-3711775

(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

417 Fifth Avenue, New York, New York 10016
(Address of principal executive offices) (Zip code)

(212) 576-4000
(Registrant's telephone number, including area code)

(Former name, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

(a)          On May 8, 2007, Marvel Entertainment, Inc. (“Marvel”) issued a press release announcing its financial results for its fiscal quarter year ended March 31, 2007. A copy of the press release is attached to this Current Report on Form 8-K (“Current Report”) as Exhibit 99.1 and is incorporated herein solely for purposes of this Item 2.02 disclosure.

(b)          On May 8, 2007, Marvel hosted a conference call on the subject of its financial results for its fiscal quarter ended March 31, 2007, and made the call available to listeners by webcast. A copy of the transcript of the conference call is attached to this Current Report as Exhibit 99.2 and is incorporated herein solely for purposes of this Item 2.02 disclosure.

(c)          One of the questions on the May 8, 2007 conference call (see page 13 of the attached transcript) referred to an expectation that 2007 revenues from Marvel’s licensing segment would exceed those of 2006 and 2005. Marvel expects that 2007 operating income from its licensing segment will exceed that of 2006 and 2005. Our expectation for 2007 licensing-segment revenues has increased since early 2007 and we expect that those revenues will exceed 2006 levels. We also expect, however, that 2007 licensing-segment revenues, which exclude revenues from the Hasbro toy license, will be less than in 2005. The above corrects statements made on page 13 of the attached transcript and on page 18 (second-to-last paragraph) of Marvel’s Annual Report on Form 10-K for the year ended December 31, 2006.

(d)          The information in this Item 2.02 and in Item 9.01 of this Current Report, including the exhibits attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information in this Item 2.02 and in Item 9.01 of this Current Report, including the exhibits, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended or the Exchange Act, regardless of any incorporation by reference language in any such filing.

Item 8.01.	Other Events.

The information contained in paragraph (c) of Item 2.02 of this Current Report is hereby incorporated into this Item 8.01 by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
99.1	Press release issued by Marvel on May 8, 2007.
99.2	Transcript of conference call hosted by Marvel on May 8, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARVEL ENTERTAINMENT, INC.

By: /s/ Kenneth P. West
Name:	Kenneth P. West
Title:	Executive Vice President
and Chief Financial Officer

Date: May 14, 2007

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release issued by Marvel on May 8, 2007.
99.2	Transcript of conference call hosted by Marvel on May 8, 2007.